Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT
AGREEMENT, FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND AMENDED AND
RESTATED PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this “First Amendment”) is executed as of the 1st day of July, 2013 (the “First Amendment Effective Date”), by and among

DILLARD’S, INC., a corporation organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas  72201, as Lead Borrower for the Borrowers, being said DILLARD’S, INC.,

DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP, a limited partnership organized under the laws of the State of Tennessee having a place of business at Avenue Carriage Crossing, 4620 Merchants Park Circle, Collierville, Tennessee  38017;

DILLARD STORE SERVICES, INC., a corporation organized under the laws of the State of Arizona having a place of business at 396 North William Dillard Dr., Gilbert, Arizona 85233;

THE HIGBEE COMPANY, a corporation organized under the laws of the State of Delaware having a place of business at 26500 Cedar Road, Beachwood, Ohio  44122;

CONSTRUCTION DEVELOPERS, INCORPORATED, a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

DILLARD INTERNATIONAL, INC., a corporation organized under the laws of the State of Nevada having a place of business at 3200 Las Vegas Blvd. S., Las Vegas, Nevada 89109;

CONDEV NEVADA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

U.S. ALPHA, INC., a corporation organized under the laws of the State of Nevada having a place of business at 6191 S. State, Murray, Utah 84107;

DILLARD’S DOLLARS, INC., a corporation organized under the laws of the State of Arkansas having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

HIGBEE LOUISIANA, LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 1600 Cantrell Road, Little Rock, Arkansas 72201;

DILLARD TEXAS CENTRAL, LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 4501 North Beach, Fort Worth, Texas  76135;

DILLARD TEXAS EAST, LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 4501 North Beach, Fort Worth, Texas  76135;

DILLARD TEXAS FOUR-POINT, LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 4501 North Beach, Fort Worth, Texas  76135;

DILLARD TEXAS SOUTH, LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 4501 North Beach, Fort Worth, Texas  76135;

DSS NEIL OPERATIONS, LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 6100 “O” St., Lincoln, Nebraska  68505;

DSS UNITER, LLC, a limited liability company organized under the laws of the State of Delaware having a place of business at 396 William Dillard Dr., Gilbert, Arizona  85233;

HIGBEE GAK, LP, a limited partnership organized under the laws of the State of Delaware having a place of business at 800 Gil Harbin Industrial Blvd., Valdosta, Georgia  31601;

HIGBEE LANCOMS, LP, a limited partnership organized under the laws of the State of Delaware having a place of business at 6610 Bluebonnet, Baton Rouge, Louisiana  70836;

HIGBEE SALVA, LP, a limited partnership organized under the laws of the State of Delaware having a place of business at 100 Columbiana Center, Columbia, South Carolina  29212; and

HIGBEE WEST MAIN, LP, a limited partnership organized under the laws of the State of Delaware having a place of business at 100 Chesterfield Mall, Chesterfield, Missouri  63017;

the financial institutions and other entities identified on the signature pages to this First Amendment as a “Lender” (collectively, the “Lenders” and each individually, a “Lender”); and

JPMORGAN CHASE BANK, N.A., as the Agent for the Lenders, a national banking association, formerly known as JPMorgan Chase Bank, having a place of business at 2200 Ross Avenue, 9th Floor, Dallas, Texas  75201;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

RECITALS:

A.  The Borrowers and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of April 11, 2012 (as amended prior to the date hereof and as may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this First Amendment), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein.

B.  The Borrowers have requested that the Lenders amend certain terms of the Credit Agreement to, among other things, extend the term of the Credit Agreement and decrease pricing.

C.  Subject to the terms and conditions set forth herein, the Lenders have agreed to the Borrowers’ request.

AGREEMENTS:

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, but subject to the satisfaction of each condition precedent contained in Section 4 hereof, the Credit Agreement shall be amended effective as of the First Amendment Effective Date in the manner provided in this Section 1.

1.1  Amended Definitions.  The definitions of “Alternate Base Rate”, “Applicable Margin”, “Commitment Fee Rate”, “Hedging Agreement”, “Initial Maturity Date”, “Interest Period”, “Loan Documents” and “Obligations” contained in Section 1.01 of the Credit Agreement shall be amended and restated in their entirety to read in full as follows:

“Alternate Base Rate” shall mean, for any day, the highest of (a) the annual rate of interest then most recently announced by JPMorgan at its head office in New York, New York as its “Base Rate”, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1% (0.50%) per annum and (c) the Daily LIBOR Rate for such day (or if that day is not a Business Day, the immediately preceding Business Day) plus 1.50%.  If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate or the Daily LIBOR Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations thereof in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or clause (c), as applicable, of the first sentence of this definition, until the circumstances giving rise to such inability no longer exist.  Any change in the Alternate Base Rate due to a change in JPMorgan’s Base Rate, the Federal Funds Effective Rate or the Daily LIBOR Rate shall be effective from and including the effective date of such change in JPMorgan’s Base Rate, the Federal Funds Effective Rate or the Daily LIBOR Rate, respectively.

“Applicable Margin” means, on any day with respect to Base Rate Loans, LIBOR Loans, Commercial Letters of Credit and Standby Letters of Credit, the applicable per annum percentage set forth in the table shown below:

Base Rate Loans	LIBOR Loans	Commercial Letters of Credit	Standby Letters of Credit
0.00%	1.50%	0.75%	1.50%

“Co-Documentation Agents” means Branch Banking and Trust Company, HSBC Bank USA, National Association, Regions Bank, SunTrust Bank and U.S. Bank, National Association.

“Commitment Fee Rate” means, on any day with respect to the Commitment Fee, 0.25%.

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement (including any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act).

“Initial Maturity Date” means July 1, 2018.

“Interest Period” means, with respect to any LIBOR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or the day that is seven (7) days thereafter if, at the time of the relevant Borrowing, LIBOR funding for such a period is available to all Lenders participating therein), as the Lead Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, and (c) any Interest Period which would otherwise end after the Maturity Date shall end on the Maturity Date.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Loan Documents” means this Agreement, the First Amendment, the Notes, the Letters of Credit, any Letter of Credit applications, the Fee Letter, all Borrowing Base Certificates, the Blocked Account Agreements, the DDA Notifications, the Security Documents, any Extension Amendment, all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Agent or any Lenders and any other instrument or agreement executed and delivered in connection herewith or therewith.  Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Obligations” means (a) the payment by the Borrowers of (i) the principal of, and interest on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise (including any interest that accrues after the commencement of any case or proceeding by or against any Borrower in a bankruptcy, whether or not allowed in such case or proceeding), (ii) each payment required to be made by the Borrowers under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise, of the Borrowers to the Secured Parties under this Agreement and the other Loan Documents, (b) the performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to this Agreement and the other Loan Documents, (c) the payment and performance of all the covenants, agreements, obligations and liabilities of each Borrower under or pursuant to this Agreement, and the other Loan Documents, and (d) all debts, liabilities and obligations now or hereafter arising from or in connection with Specified Bank Products, as each may be amended from time to time; provided that Excluded Hedging Obligations of any Borrower shall in any event be excluded from “Obligations” owing by such Borrower.

1.2  Additional Definitions.  Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute and any regulations promulgated thereunder.

 “Excluded Hedging Obligation” means, with respect to any Borrower, (a) any Hedging Obligation if, and solely to the extent that, all or a portion of the joint and several liability of such Borrower for, or the grant by such Borrower of a security interest to secure, as applicable, such Hedging Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Borrower’s failure for any reason to constitute an “eligible contract participant” (as defined in the Commodity Exchange Act) at the time the joint and several liability of (or grant of such security interest by, as applicable) such Borrower becomes or would become effective with respect to such Hedging Obligation or (b) in the case of a Hedging Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Borrower is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the joint and several liability of (or grant of such security interest by, as applicable) such Borrower becomes or would become effective with respect to such related Hedging Obligation.  If a Hedging Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Hedging Obligation that is attributable to swaps for which the joint and several liability of (or grant of such security interest by, as applicable) such Borrower is or becomes illegal.

“First Amendment” means that First Amendment to Second Amended and Restated Credit Agreement, First Amendment to Second Amended and Restated Security Agreement and First Amendment to Second Amended and Restated Pledge Agreement dated as of July 1, 2013, among the Borrowers, the Agent and the Lenders.

“Hedging Obligation” means, with respect to any Person, any obligation under any Hedging Agreement, including, without limitation the obligation to pay or perform thereunder.

“Qualified ECP Counterparty” means, in respect of any Hedging Obligation, each Borrower that, at the time the relevant joint and several liability of such Borrower for such Hedging Obligation (or grant of the relevant security interest with respect to such Hedging Obligation, as applicable) becomes or would become effective has total assets exceeding $10,000,000 or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act which may cause another person to qualify as an “eligible contract participant” with respect to such Hedging Obligation at such time by entering into a cross-guarantee under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

1.3  Amendment to Section 2.22(a).  Clause (a) of Section 2.22 of the Credit Agreement is hereby amended by inserting the following language immediately after the last sentence at the end of clause (a) thereof, which shall read in full as follows:

Notwithstanding the foregoing, amounts received from any Borrower shall not be applied to any Excluded Hedging Obligations of such Borrower (it being understood, that in the event that any amount is applied to the Obligations other than Excluded Hedging Obligations as a result of this clause, the Agent shall, to the fullest extent permitted by applicable law, make such adjustments as it determines are appropriate to distributions pursuant to the “third” step and the “fifth” step, in each case as set forth above, from amounts received from any other  Borrower to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to the Obligations described in the “third” step and the “fifth” step above by the holders of any Excluded Hedging Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to the “third” step and the “fifth” step above).

1.4  Addition of Commodity Exchange Act Cross-Guarantee Affirmative Covenant.  A new Section 5.13 is hereby added to the end of Article V of the Credit Agreement in appropriate numerical order and shall read in full as follows:

Section 5.13        Commodity Exchange Act Cross-Guarantee Provisions.  Each Borrower hereby absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Borrower in order for each such other Borrower to honor its obligations under this Agreement and the other Loan Documents including obligations with respect to any Hedging Obligation (provided, however, that each Borrower shall only be liable under this Section 5.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 5.13, or otherwise under this Agreement or any Loan Document, as it relates to the other Borrowers, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of the Borrowers under this Section 5.13 shall remain in full force and effect until all Obligations are paid in full to the Lenders and the Agent, and all of the Lenders’ Commitments are terminated.  The Borrowers intend that this Section 5.13 constitute, and this Section 5.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Borrower for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

1.5  Amendment to Section 6.01(f).  Clause (f) of Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(f) Indebtedness under Hedging Agreements with any Lender or its Affiliates; provided that no Hedging Agreement shall be entered into for speculative purposes;

1.6  Amendment to Section 9.01(c).  Clause (c) of Section 9.01 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(c)       if to any other Lender, to it at its address (or telecopy number) set forth on its Administrative Questionnaire or on any Assignment and Acceptance for such Lender.

1.7  Amendment of Right of Setoff.  Section 9.09 of the Credit Agreement is hereby amended by inserting the following proviso at the end of the first sentence thereof, which shall read in full as follows:

;provided that no amount received pursuant to this Section 9.09 from any Borrower shall be applied to any Excluded Hedging Obligation of any Borrower.

1.8  Replacement of Schedule 1.1(a) - Commitment Schedule.  The schedule of Lenders and Commitments set forth in Schedule 1.1(a) to the Credit Agreement is hereby replaced in its entirety with the schedule of Lenders and Commitments attached hereto as Schedule 1.1 and the schedule of Lenders and Commitments attached hereto as Schedule 1.1 shall be deemed to be attached as the schedule of Lenders and Commitments to the Credit Agreement as of the First Amendment Effective Date.  After giving effect to this First Amendment and any Loans made on the First Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Commitment Percentage of all Loans shall advance new Loans which shall be disbursed to the Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Commitment Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Commitment Percentage, and (c) such other adjustments shall be made as the Agent shall specify so that the Credit Extensions applicable to each Lender equals its Commitment Percentage of the aggregate Credit Extensions of all Lenders.

1.9  Deletion of Schedule 1.1(b) – Notice Addresses for each Lender.  Schedule 1.1(b) to the Credit Agreement is hereby deleted in its entirety from the Credit Agreement and the reference to “Schedule 1.1(b) Notice Addresses for Each Lender” in the list of Schedules in the Table of Contents shall be deleted in its entirety.

1.10  Amendment to Cover Page and Introductory Paragraph.  The cover page and the introductory paragraph to the Credit Agreement are hereby amended to replace the reference to “HSBC BANK USA, NATIONAL ASSOCIATION, REGIONS BANK, UBS SECURITIES LLC and U.S. BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents” with a reference to “BRANCH BANKING AND TRUST COMPANY, HSBC BANK USA, NATIONAL ASSOCIATION, REGIONS BANK, SUNTRUST BANK and U.S. BANK, NATIONAL ASSOCIATION, as Co-Documentation Agents”.

SECTION 2.  Amendment to Security Agreement.  Effective as of the First Amendment Effective Date, Section 6.02 of the Security Agreement is hereby amended by inserting the following language immediately after the last sentence at the end of Section 6.02 thereof, which shall read in full as follows:

Notwithstanding the foregoing, amounts received from any Borrower shall not be applied to any Excluded Hedging Obligations of such Borrower (it being understood, that in the event that any amount is applied to the Obligations other than Excluded Hedging Obligations as a result of this Section 6.02, the Agent shall, to the fullest extent permitted by applicable law, make such adjustments as it determines are appropriate to distributions pursuant to the “THIRD” step and the “SIXTH” step, in each case as set forth above, from amounts received from any other Borrower to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to the Obligations described in the “THIRD” step and the “SIXTH” step above by the holders of any Excluded Hedging Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to the “THIRD” step and the “SIXTH” step above).

SECTION 3.  Amendment to Pledge Agreement.  Effective as of the First Amendment Effective Date, Section 6.02 of the Pledge Agreement is hereby amended by inserting the following language immediately after the last sentence at the end of Section 6.02 thereof, which shall read in full as follows:

Notwithstanding the foregoing, amounts received from any Borrower shall not be applied to any Excluded Hedging Obligations of such Borrower (it being understood, that in the event that any amount is applied to the Obligations other than Excluded Hedging Obligations as a result of this Section 6.02, the Agent shall, to the fullest extent permitted by applicable law, make such adjustments as it determines are appropriate to distributions pursuant to the “THIRD” step and the “SIXTH” step, in each case as set forth above, from amounts received from any other Borrower to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to the Obligations described in the “THIRD” step and the “SIXTH” step above by the holders of any Excluded Hedging Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to the “THIRD” step and the “SIXTH” step above).

SECTION 4.  Conditions Precedent.  The effectiveness of the amendments to the Credit Agreement contained in Section 1, the amendments to the Security Agreement in Section 2 and the amendments to the Pledge Agreement in Section 3 hereof are subject to the satisfaction of each of the following conditions precedent:

       4.1  Amendment.  The Agent shall have received counterparts of this First Amendment from the Borrowers and each Lender.

       4.2  Notes.  The Agent shall have received a Note payable to the order of each Lender whose Commitments were affected by Section 1.8 in the amount of such Lender’s Commitment as indicated on the schedule of Commitments to the Credit Agreement (as amended by Section 1.8 hereof), in each case duly executed and delivered by the Borrowers.

       4.3  Amendment Fees and Expenses.

           (a)  The Borrowers shall have paid to the Agent for the account of the Lenders an amendment fee equal to 10.0 bps (0.10%) of the Total Commitment on the First Amendment Effective Date after giving effect to this First Amendment (the “Amendment Fee”), which Amendment Fee shall be paid to the Lenders on a pro rata basis based on their respective Commitment Percentage of the Total Commitment on the First Amendment Effective Date after giving effect to this First Amendment.

           (b)  The Lead Borrower and the other Borrowers shall have paid (i) all fees owed to the Agent, its Affiliates and any Lenders in connection with the execution of this First Amendment, including, without limitation, the Amendment Fee, and (ii) all reasonable and documented fees and expenses of the Agent and its Affiliates in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, the reasonable and documented fees and expenses of Vinson & Elkins L.L.P., counsel to the Agent.

       4.4  Officers’ Certificates, Opinions, etc.  The Borrowers shall have delivered to the Agent (a) such certificates of authorized officers of the Borrowers, resolutions of the boards of directors (or other appropriate bodies) of the Borrowers and such other documents, instruments and agreements as the Agent shall require to evidence the valid corporate existence and authority to conduct business of the Borrowers and the due authorization, execution and delivery of this First Amendment, any documents related to this First Amendment and any other legal matters relating to the Borrowers or the other Loan Documents entered into by the Borrowers, all in form and substance satisfactory to the Agent and its counsel, and (b) an opinion of Simpson Thacher & Bartlett LLP, as legal counsel to the Borrowers, with respect to the due authorization, execution, delivery and enforceability of this First Amendment and such other matters related thereto as the Agent shall reasonably require.

       4.5  Documentation.  The Agent shall have received such other documents and instruments as it or any Lender may reasonably request, all in form and substance reasonably satisfactory to the Agent and its counsel.

       4.6  No Defaults.  No Default or Event of Default shall exist.

SECTION 5.  Post-Closing Condition.  On or prior to the date that is thirty (30) days after the First Amendment Effective Date (or prior to such later date as the Agent may determine and agree to in writing in its sole discretion), the Borrowers shall deliver, or cause to be delivered an opinion from each of the Borrowers’ counsel (other than Simpson Thacher & Bartlett LLP), with respect to the due authorization, execution, delivery and enforceability of this First Amendment and such other matters related thereto as the Agent shall reasonably require.

SECTION 6.  Representations and Warranties.  In order to induce the Agent and each Lender to enter into this First Amendment, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

       6.1  Accuracy of Representations and Warranties.  Each of the representations and warranties of each Borrower contained in the Loan Documents is true and correct in all material respects as of the First Amendment Effective Date (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

       6.2  Due Authorization, No Conflicts.  The execution, delivery and performance by the Borrowers of this First Amendment, and all other documents, instruments or agreements executed by any of the Borrowers in connection with this First Amendment, are within the Borrowers’ corporate, limited liability company or limited partnership powers, as applicable, have been duly authorized by all necessary corporate, limited liability company or limited partnership action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrowers or their Subsidiaries.

       6.3  Validity and Binding Effect.  This First Amendment and all other documents, instruments or agreements executed by any of the Borrowers in connection with this First Amendment constitute the valid and binding obligations of the applicable Borrowers enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

       6.4  Absence of Defaults.  Neither a Default nor an Event of Default has occurred which is continuing.

SECTION 7.  Miscellaneous.

       7.1  Reaffirmation of Loan Documents; Extension of Liens.  Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended and modified hereby, remain in full force and effect.  Each Borrower hereby extends each Lien granted by such Borrower to secure the Obligations until the Obligations have been paid in full, and agree that the amendments herein contained shall in no manner affect or impair the Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

       7.2  Parties in Interest.  All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

       7.3  Loan Document.  This First Amendment is a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

       7.4  Counterparts, Effectiveness of First Amendment.  This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until this First Amendment has been executed by the Agent, each Borrower and all Lenders, at which time this First Amendment shall be binding on, enforceable against and inure to the benefit of the Borrowers, the Agent and all Lenders.  Delivery of an executed counterpart of this First Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.

       7.5  COMPLETE AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

       7.6  Headings.  The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

       7.7  No Implied Waivers.  No failure or delay on the part of the Lenders or the Agent in exercising, and no course of dealing with respect to, any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this First Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

       7.8  Interpretation.  Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

       7.9  Severability.  In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

      7.10  Further Assurances.  The Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be reasonably requested by the Lenders or the Agent as necessary or advisable to carry out the intents and purposes of this First Amendment.

      7.11  Governing Law.  This First Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

      7.12  Exiting Lenders.  Subject in each case to the receipt of funds necessary to pay off all principal and interest owed to UBS Loan Finance LLC and to CIT Finance LLC (collectively, the “Exiting Lenders”, and each individually, an “Exiting Lender”) by the Lenders, each Exiting Lender hereby (a) consents to this First Amendment as required under Section 9.02 of the Credit Agreement and (b) acknowledges and agrees to Section 1.8 of this First Amendment.  Each of the parties hereto hereby agrees and confirms that after giving effect to Section 1.8 of this First Amendment, each Exiting Lender’s Commitments shall be $0, its Commitments to lend and all of its obligations under the Credit Agreement shall be terminated and each Exiting Lender shall cease to be a Lender for all purposes under the Loan Documents.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

DILLARD’S, INC.,
as Lead Borrower and a Borrower

By:	/s/ Sherrill E. Wise
Name:	Sherrill E. Wise
Title:	Vice President/Treasurer/Asst.
Secretary

DILLARD TENNESSEE OPERATING LIMITED PARTNERSHIP,
as a Borrower

By: TNLP InvestCo, LLC, its General Partner

	By:	/s/ Teri Murdock
	Name:	Teri Murdock
	Title:	Vice President/Secretary

DILLARD STORE SERVICES, INC.,
as a Borrower

By:	/s/ Debbie Cornwell
Name:	Debbie Cornwell
Title:	Vice President/Secretary

THE HIGBEE COMPANY,
as a Borrower

By:	/s/ Dean Lusk
Name:	Dean Lusk
Title:	Vice President/Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

CONSTRUCTION DEVELOPERS, INCORPORATED,
as a Borrower

By:	/s/ Dean Elliott
Name:	Dean Elliott
Title:	Vice President/Secretary

DILLARD INTERNATIONAL, INC.,
as a Borrower

By:	/s/ Dean Worley
Name:	Dean Worley
Title:	President/Asst. Secretary

CONDEV NEVADA, INC.,
as a Borrower

By:	/s/ Bob Reeves
Name:	Bob Reeves
Title:	Vice President/Secretary

U.S. ALPHA, INC.,
as a Borrower

By:	/s/ Julie Bull
Name:	Julie Bull
Title:	Vice President/Secretary

DILLARD’S DOLLARS, INC.,
as a Borrower

By:	/s/ Martin Talley
Name:	Martin Talley
Title:	Vice President/Secretary

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

HIGBEE LOUISIANA, LLC,
as a Borrower

By:	/s/ Don Powers
Name:	Don Powers
Title:	Vice President/Secretary

DILLARD TEXAS CENTRAL, LLC,
as a Borrower

By:	/s/ Kim Brown
Name:	Kim Brown
Title:	Vice President/Secretary

DILLARD TEXAS EAST, LLC,
as a Borrower

By:	/s/ Marilyn Weaver
Name:	Marilyn Weaver
Title:	Vice President/Secretary

DILLARD TEXAS FOUR-POINT, LLC,
as a Borrower

By:	/s/ Tammy Barnes
Name:	Tammy Barnes
Title:	Vice President/Secretary

DILLARD TEXAS SOUTH, LLC,
as a Borrower

By:	/s/ Steven K. Nelson
Name:	Steven K. Nelson
Title:	President/Asst. Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

DSS NEIL OPERATIONS, LLC,
as a Borrower

By:	/s/ Stacy Fleisch
Name:	Stacy Fleisch
Title:	Vice President/Secretary

DSS UNITER, LLC,
as a Borrower

By:	/s/ Chris Johnson
Name:	Chris Johnson
Title:	Vice President/Asst. Secretary

HIGBEE GAK, LP,
as a Borrower

By: GAK GP, LLC, its General Partner

	By:	/s/ Rebecca James
	Name:	Rebecca James
	Title:	Vice President/Secretary

HIGBEE LANCOMS, LP,
as a Borrower

By: LANCOMS GP, LLC, its General Partner

	By:	/s/ LaNette Bryant
	Name:	LaNette Bryant
	Title:	Vice President/Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

HIGBEE SALVA, LP,
as a Borrower

By: SALVA GP, LLC, its General Partner

By:	/s/ Sherrill E. Wise
Name:	Sherrill E. Wise
Title:	Vice President/Asst. Secretary

HIGBEE WEST MAIN, LP,
as a Borrower

By: WEST MAIN GP, LLC, its General Partner

By:	/s/ Bobby Barrett
Name:	Bobby Barrett
Title:	Vice President/Secretary

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

JPMORGAN CHASE BANK, N.A.,
as Agent, Swingline Lender, an Issuing Bank, and a Lender

By:	/s/ Kevin D. Padgett
Name:	Kevin D. Padgett
Title:	Authorized Officer

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AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Syndication Agent, an Issuing Lender and a Lender

By:	/s/ Lauren Murphy
Name:	Lauren Murphy
Title:	Assistant Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Matthew Potter
Name:	Matthew Potter
Title:	Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

BMO HARRIS BANK, N.A.,
as a Lender

By:
Name:
Title:

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Sarah Bryson
Name:	Sarah Bryson
Title:	Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Kiel Johnson
Name:	Kiel Johnson
Title:	Assistant Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

CITY NATIONAL BANK,
as a Lender

By:	/s/ David Knoblauch
Name:	David Knoblauch
Title:	Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

COMPASS BANK,
as a Lender

By:	/s/ Michael Sheff
Name:	Michael Sheff
Title:	Senior Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

FIFTH THIRD BANK,
as a Lender

By:	/s/ Julia Harmon
Name:	Julia Harman
Title:	Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Peter E. Crispino
Name:	Peter E. Crispino
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

HSBC BANK USA, N.A.,
as a Lender

By:	/s/ Alan Zinser
Name:	Alan Zinser
Title:	Senior Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ Michael J. Ganann
Name:	Michael J. Ganann
Title:	Senior Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

REGIONS BANK,
as a Lender

By:	/s/ Andrew S. Bae
Name:	Andrew S. Bae
Title:	Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

SUNTRUST BANK,
as a Lender

By:	/s/ Nigel Fabien
Name:	Nigel Fabien
Title:	Vice President

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

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FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

CIT FINANCE LLC,
as an Exiting Lender

By:	/s/ Renee M. Singer
Name:	Renee M. Singer
Title:	Managing Director

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.

UBS LOAN FINANCE LLC,
as an Exiting Lender

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director
Banking Products Services, US

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director
Banking Products Services, US

SIGNATURE PAGE TO FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT,
FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT AND FIRST AMENDMENT TO SECOND
AMENDED AND RESTATED PLEDGE AGREEMENT – DILLARD’S, INC.